UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional materials
[ ]	Soliciting Material Under Rule14a-12

NetREIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	No fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NetREIT, Inc.

Dear Stockholder,

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of NetREIT, Inc., a Maryland corporation, to be held at 9:00 a.m. P.D.T. Thursday, June 9, 2011 at the Company’s headquarters, 1282 Pacific Oaks Place, Escondido, California, 92029. The attached notice of annual meeting describes the business we will conduct at the annual meeting and provides information about how to access the proxy materials that you should consider when you vote your shares.

At the annual meeting, eight (8) individuals will be elected to our Board of Directors.  In addition, we will ask stockholders to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011.  The Board of Directors recommends the approval of each of these proposals.  Such other business will be transacted as may properly come before the annual meeting.  These foregoing items of business are more fully described in the accompanying Proxy Statement.  We urge you to carefully review the Proxy Statement.

Whether you own a few or many shares, we hope you will be able to attend the annual meeting.  Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy.  None of our stockholders own more than 10% of our outstanding shares so every vote is important to us.  Therefore, when you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement.  We encourage you to authorize your vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.  In order to make it easy to vote your shares, this year in addition to your proxy card we have added the ability for you to authorize your vote by telephone or through the Internet through Morrow & Co., LLC, a professional proxy solicitation company.

YOUR VOTE MATTERS.  We urge you to authorize your vote via phone or Internet at http://www.morrowco.com/NetREIT.htm as explained on your proxy card, or mark, sign, date and return your enclosed proxy card in the postage paid envelope so you will be represented at the meeting.  Please note that we have provided for one proxy card for holders of our shares of common stock.

Thank you for your ongoing support of NetREIT, Inc.  We look forward to seeing you at our annual meeting.

Jack K. Heilbron
Chairman of the Board
Chief Executive Officer
April 21, 2011
______________

NetREIT, Inc.

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME:  9:00 a.m. P.D.T.

DATE:  June 9, 2011

PLACE:  1282 Pacific Oaks Place, Escondido, California, 92029

PURPOSE:

Proposal 1:	To elect eight (8) members to serve on our Board of Directors until the 2012 annual meeting and until their respective successors are duly elected and qualify;

Proposal 2:
To consider and vote upon the ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

Proposal 3:	To consider and vote upon the transaction of such other business as may come before the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of NetREIT, Inc. common stock at the close of business on March 31, 2011.

All stockholders are cordially invited to attend the annual meeting.  Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF
DIRECTORS

By:	/s/ Kathryn Richman
Name: Kathryn Richman
Title: Corporate Secretary
April 21, 2011

NetREIT, Inc.
1282 Pacific Oaks Place
Escondido, California 92029
To Be Held on June 9, 2011 at 9:00 a.m. P.D.T.

This proxy statement, with the enclosed proxy card, is furnished to the stockholders of NetREIT, Inc. a Maryland corporation, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of your proxy to be voted at the 2011 annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held on Thursday, June 9, 2011 at 9:00 a.m. P.D.T., at our corporate headquarters, 1282 Pacific Oaks Place, Escondido, California, 92029 and at any adjournments or postponements thereof.  References in this proxy statement to “the Company,” “NetREIT,” “we,” “us,” “our” or like terms also refer to NetREIT, Inc. The mailing address of our principal executive offices is 1282 Pacific Oaks Place, Escondido, California 92029. As described in detail in this Proxy Statement, instead of mailing copies of our proxy material to our stockholders, we have chosen to deliver this Proxy Statement, its accompanying proxy material, and our 2010 Annual Report (the “Annual Report”) electronically by posting it on our website and mailing a Notice Regarding the Availability of Proxy Materials Annual Stockholders Meeting and the accompanying proxy/voting instruction card to all of our stockholders on or about April 21, 2011. This Proxy Statement and the accompanying proxy materials to our stockholders (together with our  Annual Report) are posted on our website.

Important Information Regarding Delivery of Proxy Materials

What is “Notice and Access”?

“Notice and access” generally refers to rules governing how companies must provide proxy materials. Under the notice and access model, a company may select either of the following two options for making proxy materials available to stockholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all its stockholders, or use full set delivery for some while adopting the notice only option for others.

What is the Full Set Delivery Option?

Under the full set delivery option, a company delivers all proxy materials to its stockholders. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website.

What is the Notice Only Option?

Under the notice only option, a company must post all its proxy materials on a publicly accessible website. However, instead of delivering its proxy materials to stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.” The notice includes, among other matters:

•	information regarding the date and time of the meeting of stockholders as well as the items to be considered at the meeting;

•	information regarding the website where the proxy materials are posted; and

•	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days. Additionally, paper copies must be sent via first class mail.

In connection with its Annual Meeting, NetREIT has elected to use the Notice Only option. Accordingly, you should have received the NetREIT Notice Regarding the Availability of Proxy Materials by mail which included the proxy card and instructions on how to access and view the materials, vote online, or request a paper copy of the Proxy Statement and the our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K Report”).

You may access your proxy materials, including our Annual Report, and proxy card online by going to http://www.morrowco.com/netreit.htm.  If you prefer a paper copy of the proxy materials, you may request one by calling 1-877-216-1330.  You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2011 Annual Meeting.

PURPOSE OF THE MEETING

At the Annual Meeting, the stockholders of the Company will be asked:

(i)	to elect eight (8) members to serve on the Board until the 2012 annual meeting of stockholders or until the respective successors are duly elected and qualified;
(ii)
to consider and vote upon the ratification of the selection of Squar, Milner, Miranda & Peterson,  Williamson, LLP as the Company’s  independent  registered public accounting firm for the   fiscal year ended December 31, 2011; and

(iii)	to consider and vote upon the transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

QUORUM

The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast on a matter will constitute a quorum at the Annual Meeting.  If a quorum is not present, the Annual Meeting may be adjourned by the stockholders entitled to vote as the Annual Meeting, present in person or by proxy to a date not more than sixty (60) days after the original record date without notice other than announcement at the meeting.  The persons named as proxies will vote in favor of any such adjournment.

VOTING RIGHTS

Only holders of record of outstanding shares at the close of business on March 31, 2011 are entitled to receive notice of and to vote their outstanding shares of common stock at the Annual Meeting or any postponement or adjournment thereof.  As of that date there were issued and outstanding 12,901,408 shares of common stock.  Each share of common stock is entitled to one vote for as many individuals as there are directors to be elected at the Annual Meeting and one vote on each other matter properly brought before the Annual Meeting.

VOTING PROCEDURES

An abstention from voting on any proposal and “broker non-votes” are considered present for the purpose of determining the presence of a quorum.  A “broker non-vote” occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote because that holder does not have discretionary voting power and has not received voting instructions from the beneficial owner. As of January 1, 2010, brokers no longer have the discretion to vote your shares without receiving voting instructions from you about how to vote them in an uncontested election of directors.  This is a very important change to the process that many investors may have relied on when considering whether to return voting instructions. As a result, if you don’t complete the voting instructions, your votes will not be cast for the election of directors.

If you are a stockholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting:

a)	by delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 1282 Pacific Oaks Place

b)	by attending the Annual Meeting and voting in person; or

c)	by authorizing a proxy to vote via the Internet or by telephone as instructed again.

Telephone and Internet voting for stockholders of record will be available 24-hours a day, and will close at 11:59 p.m. P.D.T. on Wednesday June 8, 2011.  Attendance at the Annual Meeting will not revoke a previously submitted proxy unless you actually vote in person at the meeting.  For shares you hold beneficially in street name, you may change your vote by submitting a new voting instruction to your broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

VOTE REQUIRED

Voting for the election of directors will be cumulative if, prior to commencement of the voting, a stockholder gives us notice of his or her intention to cumulate votes.  If any stockholder gives such a notice, then every stockholder will be entitled to such rights, in which case, you may cumulate your total votes and cast all of your votes for any one or a combination of director nominees.  In cumulative voting, your total votes equal the number of director nominees multiplied by the number of shares of common stock that you are entitled to vote.  In the event that a quorum is not present and the meeting is not convened, each of the Company’s current directors will remain in office and continue to serve until their successors are duly elected and qualify.  You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees, or WITHHOLD your vote from any one or more of the nominees.  If you elect to withhold authority for any individual nominee or nominees, you may do so by making an “X” in the box marked “FOR ALL EXCEPT,” and by writing the name(s) of such nominee or nominees on the applicable proxy card.  In the event of cumulative voting, the eight (8) nominees for the Board who receive the most votes will be elected.  If no stockholder provides notice of an intention to cumulate votes in the election of directors, directors will be elected by the affirmative vote of the holders of common stock entitled to cast a majority of all the votes present in person or by proxy at the Annual Meeting.  In the event of cumulative voting, abstentions and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.  In the event that votes are not cumulated in the election of directors, abstentions and broker non-votes, if any, will have the same effect as votes against the director nominees.

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon.  Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum and, therefore, will not have the same effect as a vote against the proposal.

Approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon.  Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum and, therefore, will not have the same effect as a vote against the proposal.

SOLICITATION OF PROXIES

If you cannot attend the meeting, the accompanying proxy card should be used to instruct the persons named as the proxies to vote your shares in accordance with your directions. The persons named in the accompanying proxy card will vote shares represented by all valid proxies in accordance with the instructions contained therein. In the absence of instructions, shares represented by properly executed proxies will be voted FOR the election of those eight (8) individuals designated hereinafter as nominees for the Board, FOR ratification of the independent auditors and in the discretion of the named proxies with respect to any other matters properly presented at the Annual Meeting.

Attendance at the Annual Meeting will not revoke a previously submitted proxy unless you actually vote in person at the meeting.  For shares you hold beneficially in street name, you may change your vote by submitting a new voting instruction to your broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

The expense of solicitation of proxies, including the cost of preparing and mailing the Notice of Availability of Proxy Materials for the Stockholders' Meeting, the Annual Report, and the cost of Internet and telephone posting and voting will be paid by the Company.  In addition to solicitation by mail, our directors, officers and employees and representatives from Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, may solicit proxies by telephone, internet or otherwise.  Our directors, officers and employees will not be additionally compensated for the solicitation, but may be reimbursed for their out-of-pocket expenses.  The Company will pay Morrow & Co., LLC, a fee to maintain the Internet and telephone voting services and perform the solicitation of proxies.  Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such materials.  Morrow & Co., LLC charges for proxy solicitation services.  The Company has advanced a payment of $7,500 in anticipation of incurring those costs.

CONFIDENTIALITY

The Company will keep all the proxies and voting tabulations private.  We will permit the Inspector of Elections, Morrow & Co., LLC and our outside legal counsel to examine these documents, except as necessary to meet applicable legal requirements.  The Company will, however, disclose the total votes received for and against each proposal in a Form 8-K filing following the Annual Meeting as required by law.

ELECTRONIC DELIVERY OF COMPANY STOCKHOLDER COMMUNICATIONS

Company stockholders will be able to view the Proxy Statement and Annual Report over the Internet instead of receiving paper copies in the mail.  The Company has chosen this option to save the Company the cost of producing and mailing these documents and to conserve natural resources.  Please follow the instructions provided in your Notice of Availability of Proxy Materials and on your proxy card, or the instructions provided when you authorize your vote over the Internet, by going to the website http://www.morrowco.com/NetREIT.htm.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on June 9, 2011.  The Proxy Statement and Annual Report to Stockholders are available at http://www.morrowco.com/NetREIT.htm.

ANNUAL REPORT AND FINANCIAL STATEMENTS OF THE COMPANY

The annual report of the Company containing financial statements for the fiscal year ended December 31, 2010 is included with this proxy statement and is available at http://www.morrowco.com/NetREIT.htm .

PROPOSALS IN WHICH YOU MAY VOTE

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR NOT, WE URGE YOU TO HAVE YOUR VOTE RECORDED. STOCKHOLDERS MAY SUBMIT THEIR PROXIES VIA MAIL USING THE ENCLOSED PROXY CARD AND ENVELOPE, VIA THE INTERNET AT HTTP://WWW.MORROWCO.COM/NETREIT.HTM OR VIA TELEPHONE AT 1-877-216-1330.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Bylaws, the authorized number of members of the Board has been set at eight (8).

At the meeting, you will be asked to elect eight (8) members to the Board.  The following eight (8) current directors will be up for election at the Annual Meeting:  William H. Allen, David T. Bruen, Larry G. Dubose, Kenneth W. Elsberry, Jack K. Heilbron, Sumner J. Rollings, Thomas E. Schwartz, and Bruce A. Staller.  For your review and consideration, a biography of each nominee for director is contained in this Proxy under the section titled Corporate Governance - Director Nominees. The term of office of each individual elected to be a director of the Company will be until the next annual meeting of stockholders and until such individual’s successor is duly elected and qualifies.  If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board.  In no event, however, can the proxies be voted for a greater number of individuals than the current size of the Board.

RECOMMENDATION

You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees, or WITHHOLD your vote from any one or more of the nominees.  If you elect to withhold authority for any individual nominee or nominees, you may do so by making an “X” in the box marked “FOR ALL EXCEPT,” and by writing the name(s) of such nominee or nominees on the applicable proxy card.  In the event of cumulative voting, the eight (8) nominees for the Board who receive the most votes will be elected.  If no stockholder provides notice of an intention to cumulate votes in the election of directors, directors will be elected by the affirmative vote of the holders of common stock entitled to cast a majority of all the votes present in person or by proxy at the Annual Meeting.

Our Board unanimously recommends a vote “FOR ALL” nominees listed for re-election as directors.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the year ending December 31, 2011. A representative of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from the stockholders.

Although it is not required to do so, our Board is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by our stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such appointment.

Vote Required

The affirmative vote of the holders of a majority of votes cast on the proposal at the annual meeting will be required to approve this proposal. In the event of a negative vote on this matter by our stockholders, our Audit Committee will reconsider whether or not to retain our independent registered public accounting firm at its next scheduled meeting.

Recommendation

Our Board unanimously recommends a vote FOR ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the year ending December 31, 2011.

CORPORATE GOVERNANCE

Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and at the time of preparation of this proxy statement knows of no other business to be presented.  If any other matters are properly brought before the meeting or at any adjournment or postponement thereof, the appointed proxies will vote all proxies on such matters in accordance with their discretion.

DIRECTOR NOMINEES

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name and (Age)	Positions with the Company and Principal Occupations	Business Address

William H. Allen (65)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Allen was elected director of the Company in 2009 and has served as the Chair of the Audit Committee since March 2010.  For 28 years, Mr. Allen was employed with PricewaterhouseCoopers and was the tax partner in charge of the San Diego, California office until his retirement in 2000.  From 2002 to 2006, Mr. Allen served as Chairman of the Board of Directors for Arrowhead General Insurance, and was on the Board of Directors for The Copley Press, Inc. until January 2010.  He is a member of the American Society of Certified Public Accountants, and the California Society of Certified Public Accountants.  Mr. Allen graduated from the University of Arizona with a Bachelor of Science degree in accounting.  Because of his prior experience as a director and his extensive financial background, the Nominating and Corporate Governance Committee determined that Mr. Allen is a qualified candidate for the Board.

David T. Bruen (66)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Bruen has served as a director of the Company since 2008.  Mr. Bruen retired in January 2008 from San Diego National Bank after 6 years as a senior commercial lending officer. During the previous seventeen years, Mr. Bruen was in commercial lending for mid-size businesses in San Diego County for First Interstate Bank, Wells Fargo Bank, Mellon 1st Business Bank, and San Diego National Bank.  He is a Life Member of the Pacific Life Holiday Bowl Committee and has been a member of the Presidents Association for Palomar College, Financial Executives International, San Diego MIT Enterprise Forum, and the Association for Corporate Growth.  Mr. Bruen is a graduate of San Diego State University and has an M.B.A. from the University of Southern California.  Because of his prior experience with banks and his achievements in the community, the Nominating and Corporate Governance Committee determined that Mr. Bruen is a qualified candidate for the Board.

Larry G. Dubose (61)	14405 Walters Rd. Ste. 314 Houston, TX 77014

Mr. Dubose has served as a director of the Company since June 2005 and was Chairman of the Audit Committee until March 2010.  In connection with NetREIT entering into a management agreement with Dubose Model Homes, USA, Mr. Dubose became an employee of NetREIT on March 1, 2010 and has served as Chief Financial Officer, Treasurer, and a director of NetREIT Dubose Model Home REIT, Inc. since its organization. He has also served as Chief Executive Officer of NetREIT Advisors LLC, the Company’s wholly owned subsidiary, since its inception. From 2008 to 2010, Mr. Dubose was President of Dubose Model Homes, USA, a residential real estate investment company headquartered in Houston, Texas that he founded in 1985, a position he also held until 2004.   Prior to forming that company, Mr. Dubose served as Vice President and Chief Financial Officer of a full service real estate brokerage company in Houston for six years. From June 1973 to February 1976, he served as a staff accountant with PricewaterhouseCoopers f/k/a Price Waterhouse.  Mr. Dubose graduated with a B.A. degree in Accounting from Lamar University in 1973.  Although not active at present, Mr. Dubose is a Certified Public Accountant in the state of Texas.  He also holds a real estate brokerage license.  Because of his prior experience in real estate and his extensive financial background, the Nominating and Corporate Governance Committee determined that Mr. Dubose is a qualified candidate for the Board.

Kenneth W. Elsberry (72)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Elsberry has served as the Company’s chief financial officer since its inception and as a director in 2008 and commenced serving again in 2010 . Mr. Elsberry also has served as Vice President and Chief Financial Officer of NetREIT Advisors, LLC. He is a member of the California Society of Certified Public Accountants, American Institute of Certified Public Accountants and National Association of Accountants. From December 2004 to October 2007, Mr. Elsberry served as chief financial officer of Trusonic, Inc., a startup technology company based in San Diego, California. Mr. Elsberry also served as a Director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Mr. Elsberry presently holds a license as a registered securities principal with Centurion Institutional Services, Inc., a FINRA member broker-dealer. He also has served as chief financial officer and a Director of Centurion Institutional Services, CI Holding Group, Inc. and CHG Properties, Inc. From 1994 until 1998, Mr. Elsberry served as chief financial officer of Clover REIT. Since 1990, Mr. Elsberry received his Bachelor of Science degree in accounting from Colorado State University and is a registered securities principal. Because of his extensive experience in accounting and financial services, the Nominating and Corporate Governance Committee determined that Mr. Elsberry is a qualified candidate for the Board.

Jack K. Heilbron (60)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Heilbron has served as a director and officer of the Company since its inception.  Mr. Heilbron also has served as Chairman of the Board of Directors and President and Chief Executive Officer of NetREIT Dubose Model Home REIT, Inc since its inception, and has served as President of NetREIT Advisors, LLC since its inception. Mr. Heilbron presently holds a license as a registered securities principal with Centurion Institutional Services, Inc., a FINRA member broker-dealer. Mr. Heilbron is a founding officer, director, and shareholder of CI Holding Group, Inc. and of its subsidiary corporations (Centurion Counsel, Inc., Bishop Crown Investment Research Inc., PIM Financial Securities Inc., Centurion Institutional Services Inc. and CHG Properties, Inc.) and currently serves as Chairman of these companies.  Mr. Heilbron also serves as Chairman of Centurion Counsel, Inc., a licensed investment advisor.  He also served as a director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005.  From 1994 until its dissolution in 1999, Mr. Heilbron served as the Chairman and/or Director of Clover Income and Growth REIT (“Clover REIT”). Mr. Heilbron graduated with a B.S. degree in Business Administration from California Polytechnic College, San Luis Obispo, California.  Because of his prior experience as a director and his experience with other REITs, the Nominating and Corporate Governance Committee determined that Mr. Heilbron is a qualified candidate for the Board.

Sumner J. Rollings (62)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Rollings has served as a director of the Company since April 2001 and is the current Chair of the Nominating and Corporate Governance Committee. He also served as a director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Since 2001, Mr. Rollings has owned and operated the Wagon Wheel Restaurant as  the CEO of Rolling Wheel Restaurant, Inc., in Escondido, California.  From May 1999 to May 2001 Mr. Rollings served as sales executive for Joseph Webb Foods of Vista, California and previously from 1985 to 1999, sales executive for Alliant Food Service Sales.  Because of his experience owning and operating a business, the Nominating and Corporate Governance Committee determined that Mr. Rollings is a qualified candidate for the Board.

Thomas E. Schwartz (70)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Schwartz has served as a director of the Company since April 2001.  He also served as a Director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Mr. Schwartz is currently a member of the Financial Planning Association and the National Association of Insurance and Financial Advisors. Since March 1999 he has served as a Director of Gold Terra, Inc., a closely-held Nevada corporation which participates in mining operations for gold, silver and other valuable mineral deposits Mr. Schwartz has been a Certified Financial Planner since 1990 and an Independent Certified Financial Planner since 2001.  Because of his prior experience as a director and his extensive financial qualifications, the Nominating and Corporate Governance Committee determined that Mr. Schwartz is a qualified candidate for the Board.

Bruce A. Staller (74)	1282 Pacific Oaks Place Escondido CA 92029

Mr. Staller has served as a director of the Company since June 2004 and is the current Chair of the Compensation Committee and the Lead Independent Director.  Prior to his retirement on December 31, 2005, Mr. Staller was an investment counselor registered as an Investment Advisor under California Law.  From 2000 to 2009, Mr. Staller was President of the Monrovia Schools Foundations, Inc., a non-profit education corporation based in Monrovia, California, and has been a Trustee of the Foundation since 1987. From 1988 through May 2003, Mr. Staller served as a Director of New Plan Excel Realty Trust, Inc., and its predecessor Excel Realty Trust, a New York Stock Exchange traded REIT.  From 1988 until 1994, Mr. Staller served as President and Compliance Officer of First Wilshire Securities Management, Inc., a Pasadena based investment advisory firm. Because of his experience as an Investment Adviser under California Law and his work with Excel Realty Trust, the Nominating and Corporate Governance Committee determined that Mr. Staller is a qualified candidate for the Board.

The Board has concluded that each of the current members of the Board and each nominee for election to the Board should serve as a member of the Board at the time of filing the Proxy Statement based on the particular experience, qualifications, attributes, and skills that each affords the Company’s business structure and plan.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Communications with the Board

Stockholders and other interested parties may communicate with the Lead Independent Director or with the non-management directors, as a group, by sending an email to krichman@netreit.com or by regular mail addressed to the Lead Independent Director, c/o the Corporate Secretary, NetREIT, Inc. 1282 Pacific Oaks Place, Escondido, California, 92029.  All correspondence will be promptly forwarded to the Lead Independent Director by the corporate secretary.

Board Committees

The Board has adopted a charter for each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.  The Board may, from time to time, establish certain other committees to facilitate the management of the Company.  The Company has also adopted Corporate Governance Guidelines.  The Committee Charters are posted on the Company’s website at www.netreit.com and will be provided without charge upon request to the Corporate Secretary, NetREIT, Inc., 1282 Pacific Oaks Place, Escondido, California, 92029.  The information contained on the Company’s website is not incorporated by reference into and does not form a part of this Proxy Statement.

Board Independence

The Board has determined that each of the Company’s current directors and nominees, except for Mr. Heilbron, Mr. Elsberry and Mr. Dubose, has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is “independent” within the meaning of the NYSE Amex Rules and the Company’s Director independence standards.  The Board established and employed the following categorical standards (which are at least as restrictive as the “independent” standards of the NYSE Amex Rules) in determining whether a relationship is material and thus would disqualify such director from being independent:

•	The director is, or has been within the last three (3) years, an employee of the Company or of any of its subsidiaries;

•	An immediate family member of the director is, or has been within the last three (3) years, an executive officer of the Company or any of its subsidiaries;

•
The director (or an immediate family member of the director) received during any twelve-month period within the last three (3) years, more than $60,000 in direct compensation from the Company and/or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
The director was affiliated with or employed within the last three (3) years by the Company’s present or former (internal or external) auditor or an immediate family member of the director was affiliated with or employed in a professional capacity by the Company’s present or former (internal or external) auditor;

•
The director (or an immediate family member of the director) is, or has been within the last three (3) years, employed as an executive officer of another company where any of the Company’s executives served on that company’s compensation committee;

•
The director is a current employee, or an immediate family member of the director is a current executive officer of another company that made payments to, or received payments from the Company or any of its subsidiaries for property or services in an amount which, in any of the last three (3) fiscal years, exceeds the greater of $200,000, or two percent (2%) of such other company’s consolidated gross revenues;

•
The director (or an immediate family member of the director) was, within the last three (3) years, an affiliate or executive officer of another company which was indebted to the Company, or to which the Company was indebted, where the total amount of either company’s indebtedness to the other was five percent (5%) or more of the Company’s total consolidated assets or the total consolidated assets of the company on which he or she served as an affiliate or executive officer;

•
The director (or an immediate family member of the director) was, within the last three (3) years, an officer, director or trustee of a charitable organization where the Company’s (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization exceeded the greater of $1 million or five percent (5%) of that organization's consolidated gross revenues.

An “Affiliate” includes any person beneficially owning in excess of 10% of the voting power of, or a general partner or managing member of, a company.

Meetings and Attendance

The Board met five (5) times during 2010 and the various committees of the Board met a total of eight (8) times.  For the 2010 fiscal year, all directors attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which he served during the year.  Although the Company has no policy with regard to board members’ attendance at the Company’s annual meeting of stockholders, it is customary for, and the Company expects, all board members to attend.

To ensure free and open discussion among the Independent Directors of the Board, the Independent Directors meet prior to each full board meeting.

Board Leadership Structure and Role in Risk Oversight

The Company believes the chosen leadership structure is the most appropriate for the Board’s size and business.  Since our inception, Mr. Jack K. Heilbron has served as both Chairman of the Board and Chief Executive Officer.  As a result, the Company also has a Lead Independent Director, currently Mr. Bruce A. Staller, a member of the Audit Committee.  As Lead Independent Director, Mr. Staller is able to monitor and address any compliance issues, improprieties, or ethical considerations, including anonymous submissions by Company employees, outside of the chain of senior management.

The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director, is in the best interest of the Company because it provides the appropriate balance between strategic development and independent oversight of management.

The Company has delegated the authority of risk management to the Audit Committee as further discussed below under “Audit Committee”.

Audit Committee

General

As of February 10, 2010, Mr. William H. Allen was appointed to the Audit Committee and became the Chairman of the Committee.  The Board has determined that Mr. Allen qualifies as an audit committee financial expert, as defined by the Securities and Exchange Commission (SEC).  All of the members of the Audit Committee are “independent” within the meaning of the NYSE Amex Rules, the Company’s director independence standards and the audit committee requirements of the SEC.

The Audit Committee is responsible for the performing risk assessment within the Company.  The Audit Committee is responsible for discussing with management the guidelines, policies and processes relied upon and used by management to assess and manage the Company's exposure to risk.

The Audit Committee also monitors the audit risk assessment process and the proposed scope of the internal auditing for the upcoming year and the coordination of that scope with our independent auditors.  The Audit Committee ensures that procedures have been established for the receipt, retention and treatment of complaints from Company employees on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters or other potentially material risks.

In addition to risk oversight, the Audit Committee’s principal responsibilities include:

•	Assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and reporting practices;

•	The ultimate authority over the appointment, retention, compensation, oversight and evaluation of the work of the Company’s independent registered public accounting firm, and;

•
The selection, approval and engagement of the Company’s independent registered public accounting firm, including approving any special assignments given to the independent accounting firm and reviewing:

-	The scope and results of the audit engagement with the independent registered public accounting firm and management, including the independent accounting firm’s letters to the Audit Committee;

-	The scope and results of the audit engagement with the independent registered public accounting firm and management, including the independent accounting firm’s letters to the Audit Committee;

-	The independence of the independent registered public accounting firm;

-	The effectiveness and efficiency of the Company’s internal accounting function; and

-	Any proposed significant accounting changes.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of NetREIT, Inc. is comprised of Independent Directors.  During 2010, the Committee was comprised of, Chairman, William H. Allen, Mr. Bruce A. Staller, and Mr. David T. Bruen.  The Audit Committee met five (5) times during 2010.

The role of the Audit Committee is risk oversight and to oversee the Company’s financial reporting process on behalf of the Board.  The Audit Committee operates under a written charter, which was adopted by the Audit Committee in 2005 and amended in 2010 and is available on the Company’s corporate website at www.netreit.com.  Management of the Company has the primary responsibility for the preparation of the financial statements as well as executing the financial reporting process, principles and internal controls.  The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed the audit of the financial statements and the management letter concerning internal controls, as of and for the year ended December 31, 2010, with Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm, with and without management present. The Audit Committee has discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standard No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from NetREIT.  The Audit Committee has also considered whether the independent registered accounting firm’s other non-audit services to the Company are compatible with maintaining the registered public accounting firm’s independence.

During the year ended December 31, 2010, Squar, Milner, Peterson, Miranda & Williamson, LLP served as our independent auditor and provided certain tax and other services. Squar, Milner, Peterson, Miranda & Williamson, LLP has served as our independent auditor since 2009. The Audit Committee currently anticipates that it will engage Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent auditor to audit our financial statements for the year ending December 31, 2011, subject to agreeing on fee estimates for the audit work. The Audit Committee reserves the right, however, to select a new auditor at any time in the future in its discretion if it deems the change would be in our best interests and those of our stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

Audit Fees and Pre-Approval Policies

The following table presents fees for professional services for fiscal years 2009 and 2010. Squar, Milner, Peterson, Miranda & Williamson, LLP rendered services for the audit of our annual consolidated financial statements for fiscal years 2010 and 2009.

	2010	2009
Audit Fees	$124,470	$125,500
All Other Fees	26,375	16,200
Total	$150,845	$141,700

“Audit Fees” consisted of fees for the audit of our annual consolidated financial statements included in our Form 10-K, the review of consolidated financial statements included in the Company’s Form 10-Q filings.

“All Other Fees” consisted of fees for audit of a Statement of Rental Revenue and Certain Expenses of Property Acquisitions as required by the SEC.

As provided in the Audit Committee charter, the Audit Committee reviews, and in its sole discretion pre-approves, the independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. All of the above services and estimates of the expected fees were reviewed and approved by the Audit Committee before the respective services were rendered. The Audit Committee is barred from engaging the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and decisions delegated in such manner must be reported at the next scheduled meeting of the Audit Committee.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Submitted on March 28, 2011 by the members of the Audit Committee of the Board.

William H. Allen, Chairman
David T. Bruen
Bruce A. Staller

Compensation Committee

The Compensation Committee of the Board of Directors of NetREIT, Inc. is comprised of Mr. Bruce A. Staller (Chairman), and Mr. Sumner J. Rollings.  All of the members of the Compensation Committee are “independent” within the meaning of the NYSE Amex Rules and the Company’s Director independence standards.  The Compensation Committee met once during 2010.  The Compensation Committee’s principal responsibilities include:

•
Assessing the   AAssessing the Company’s financial and non-financial performance against a number of factors it considers significant and relevant; evaluating the executive officers performance and setting their compensation levels;

•	Reviewing and providing oversight of the Company’s compensation philosophy and approving the establishment of competitive targets for all equity-based plans requiring stockholder approval;

•	Reviewing the design and management of the significant employee benefits programs; and

•
Reviewing eligibility criteria and award guidelines for corporate-wide compensation programs that management level employees participate in, including bonus plans, stock option and other equity-base programs, deferred compensation plans and any other cash or stock incentive programs.

The Compensation Committee regularly reviews and approves the executive compensation philosophy to ensure that it is aligned with the Company’s business strategy and objectives, encourages high performance, promotes accountability and assures that employee interests are aligned with the interests of the Company’s stockholders.

The Compensation Committee has the authority to determine and approve the individual elements of total compensation paid to the chief executive officer and other executives holding the title of vice president or higher.  The Compensation Committee reviews the performance and compensation of the chief executive officer, and all of the executive officers named in this Proxy Statement.  The chief executive officer and president annually assist in the review of the compensation of the Company’s other executive officers.  The chief executive officer makes recommendations with respect to salary adjustments and annual bonus and nonvested stock awards to the Compensation Committee based on his review and market data.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors of NetREIT, Inc. is comprised of Mr. Sumner J. Rollings (Chairman) and Mr. Thomas E. Schwartz.  All the members of the Nominating and Corporate Governance Committee are “independent” within the meaning of the NYSE Amex Rules and the Company’s director independence standards.   The Nominating and Corporation Governance Committee met twice during 2010.  The Corporate Governance Committee’s principal purpose is to provide counsel to the Board with respect to:

•	purpose, structure and membership of the committees of the Board;

•	reviewing the succession planning for the Company’s executive management;

•	assisting the Board in developing and implementing the Company’s corporate governance guidelines;

•	considering questions of possible conflicts of interest of the Board members, as such questions arise;

•	determining the size, needs and composition of the Board and its committees;

•	monitoring a process to assess the effectiveness of the Board; and

•	recommending nominations to the full Board.

When assessing potential nominees for election to the Board, the Nominating and Corporate Governance Committee considers a variety of factors, such as the candidates’ education, experiences and knowledge of the Company’s industry and experience in other industries that are relevant to the Company, understanding real estate investing and financing, prior service as a director of other companies and relevant commercial experience.  While the Nominating/Corporate Governance Committee does not have a formal diversity policy, it does strive to achieve a diverse background of perspective and knowledge by seeking candidates who represent both large and small businesses, within and outside of commercial entities, and who have served on non-profit boards that can provide the Board with additional insight. The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, as well as recommendations from other sources, such as other directors or officers, third-party search firms or other appropriate sources.  See Stockholders Nominations for Directors below for procedures.

Director Qualifications

The director qualifications currently focus on what the Nominating and Corporate Governance Committee believes to be essential competencies to effectively serve on the Board.  In reviewing and considering potential nominees for the board, the Nominating and Corporate Governance Committee looks at the following qualities, skills and attributes:

•	Experience in corporate governance, such as an officer or former officer of a publicly held company;

•	Experience in the real estate industry;

•	Experience as a board member;

•	Personal and professional integrity, ethics and values;

•	Practical and mature business judgment, including the ability to make independent analytical inquiries;

•	Academic expertise in an area of the Company’s operations; and

•	Background in financial and accounting matters.

Stockholder Nominations for Directors

The Nominating and Corporate Governance Committee’s policy is to consider candidates recommended by stockholders.  The stockholder must submit a resume of the candidate and an explanation of the reasons why such stockholder believes the candidate is qualified for service on the Board and how the candidate satisfies the Board Criteria noted above.  The stockholder must also provide such other information about the candidate as would be required by the SEC rules to be included in a proxy statement.  In addition, the stockholder must include the consent of the candidate to serve as a director if elected and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination.  The stockholder must submit proof of ownership of the Company’s shares of stock.  See “Stockholder Proposals for 2012 Annual Meeting” in this proxy statement. All communications are to be directed to the Chairman of the Nominating and Corporate Governance Committee, c/o the Corporate Secretary, NetREIT, Inc. 1282 Pacific Oaks Place, Escondido, California, 92029.  Properly submitted stockholder recommendations will be evaluated by the Nominating/Corporate Governance Committee using the same criteria used to evaluate other director candidates.

Compensation of the Company’s Directors

The Company compensates the directors with awards of restricted stock and/or stock options.  The Company may also compensate them with cash or other future payments.  The directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or committees of the Board.  Where a director is also an officer of the Company, such director is not paid separate compensation for services rendered as a director.

None of the Company’s officers receive or will receive any compensation for serving as a member of the Board or any of its committees.  The directors received the following aggregate amounts of compensation for the year ended December 31, 2010.

						Non-
		Fees			Non-Equity	qualified
		Earned			Incentive	Deferred	All Other
		or	Stock		Plan	Comp-	Comp-
		Paid in	Awards	Option	Comp-	ensation	ensation
Name	Year	Cash (1)	(2)	Awards	ensation	Earnings	(3)	Total

William H. Allen	2010	$-	$36,120	$-	$-	$-	$2,955	$39,075
	2009	-	-	-	-	-	-	-

David T. Bruen	2010	-	36,120	-	-	-	4,489	40,609
	2009	-	32,250	-	-	-	2,625	34,875

Larry G. Dubose (4)	2010	-	-	-	-	-	-	-
	2009	-	32,250	-	-	-	3,845	36,095

Sumner J. Rollings	2010	-	36,120	-	-	-	4,489	40,609
	2009	-	32,250	-	-	-	3,765	36,015

Thomas E. Schwartz	2010	-	36,120	-	-	-	4,489	40,609
	2009	-	32,250	-	-	-	3,765	36,015

Bruce A. Staller	2010	-	36,120	-	-	-	4,589	40,709
	2009	-	32,250				3,965	36,215

(1)	The Company pays no cash fees to any of its independent directors to attend directors’ meetings but does reimburse such directors for their travel expenses
(2)
The amounts shown represent the aggregate grant date value of awards made during 2010.  For a discussion of the valuation assumptions used to determine the grant date fair values of these awards, see Note 8 to the Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2010.

(3)	For all directors, the amount represents distributions declared on shares of restricted stock during the year ended December 31, 2010.
(4)	Mr. Dubose became an executive officer of the Company and his compensation is disclosed in the Executive Compensation Section of the Proxy Statement.

The Company does not have a written policy regarding director compensation.  The Company’s Compensation Committee meets at least annually to review, and determine and approve as appropriate, director compensation for the next fiscal year, including cash and equity compensation, reimbursement for travel and related expenses, and similar matters.  The Compensation Committee will also meet during the year, as appropriate, to discuss compensation matters such as grants of restricted stock to our directors in connection with their services as chairs of our committees, and related matters.  The Company does not currently pay its directors any cash fees for service on the Board or any of its committees or in consideration for attendance of Board or committee meetings by such directors, although it may decide to pay such cash fees in the future.  However, the Company does reimburse non-affiliated directors for their travel expenses incurred in connection with attendance at Board or committee meetings.  The Company granted 4,500 shares of restricted stock on January 1, 2011 to each director.

During the year ended December 31, 2010 the director compensation recorded as an expense was based on the value of previous stock grants that vested during the year pursuant to GAAP.  The compensation expense for each director was: William H. Allen $39,075; David T. Bruen $40,609; Sumner J. Rollings $40,609; Thomas E. Schwartz $40,609; and Bruce A. Staller $40,709.

EXECUTIVE OFFICERS OF THE COMPANY

Certain information about the current executive officers of the Company is set forth below, including their ages, their offices in the Company, their principal occupations or employment for at least the past five years, the length of their tenure as officers and the names of other public companies in which such persons hold or have held directorships during the past five years.  Each executive officer of the Company may be removed from office at any time by a majority vote of the Board with or without cause.

Name of Officer (Age)	Position With The Company	Business Experience
Jack K. Heilbron (60)	Chairman of the Board,	Please see “Director Nominees” for
	President and Director	a description of Mr. Heilbron's Principal Occupation.

Kenneth W. Elsberry (72)	Chief Financial Officer	Please see “Director Nominees” for
a description of Mr. Heilbron's Principal Occupation.

Larry G. Dubose (61)	Chief Executive Officer	Please see “Director Nominees” for
	of NetREIT Advisors LLC	a description of Mr. Heilbron's Principal Occupation.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer for the fiscal years ended December 31, 2010 and 2009.

						All Other
				Stock		Comp-
			Bonus	Awards	Options	ensation
Name and Principal Position	Year	Salary	(1)	(2)	Awards	(3)	Total
Larry G. Dubose	2010	$200,000	$50,000	$36,120	$-	$19,316	$305,436
Chief Executive Officer, NetREIT
Advisors, LLC

Kenneth W. Elsberry	2010	170,000	82,500	36,120	-	15,928	304,548
Chief Financial Officer	2009	150,000	75,000	32,250	-	10,798	268,048

Jack K. Heilbron	2010	250,000	110,000	36,120	-	55,742	451,862
Chairman of the Board, President and	2009	183,750	100,000	32,250	-	42,856	358,856
Chief Executive Officer
____________________

(1)	The bonuses shown were earned in the year in which they are listed, but were paid in January of the following year.
(2)
The amounts shown represent the aggregate grant date value of awards granted during each fiscal year shown.  This does not represent the compensation expense recognized for the fiscal years shown for financial statement reporting purposes.  For a discussion of the valuation assumptions used to determine the grant date fair values for awards granted in 2010 and 2009, see Note 8 to the Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(3)	The following table sets forth the components of Other Compensation included above paid by the Company:

		Distri-		Group			Total of
		butions	Matching	Term			All
		Paid on	Contri-	Life	Auto		Other
		Restricted	butions to	Insurance	Allow-	Country	Comp-
Name and Principal Position	Year	Stock	IRA Plan	Payments	ance	Club	ensation
Larry G. Dubose	2010	$4,529	$	$4,787	$10,000	$-	$19,316
Chief Executive Officer, NetREIT
Dubose Advisors, LLC

Kenneth W. Elsberry,	2010	4,489	-	5,439	6,000	-	15,928
Chief Financial Officer	2009	3,765	-	1,033	6,000	-	10,798

Jack K. Heilbron,	2010	4,489	10,331	23,726	9,696	7,500	55,742
Chairman of the Board, Chief	2009	3,765	5,126	18,054	8,735	7,176	42,856
Executive Officer and President

Employment and Severance Agreements

We employ Mr. Heilbron as President and Chief Executive Officer of the Company, Mr. Elsberry as Chief Financial Officer of the Company, and Mr. Dubose as Chief Executive Officer of NetREIT Advisors, LLC pursuant to Employment Agreements effective as of January 1, 2011 and filed in their entirety with the U.S. Securities and Exchange Commission in a Form 8-K on January 24, 2011. Under their respective employment agreement, Messrs Heilbron, Elsberry, and Dubose are entitled to (a) a base annual salary, (b) an annual bonus compensation of up to 100% of base salary, (c) participation in the Company’s welfare benefit plans, practices, policies, and programs and (d) an automobile allowance.  The bonus compensation is awarded upon achievement of targets and other objectives established by the Board or the Compensation Committee for each fiscal year.

. As set by the January 1, 2011 agreements, Mr. Heilbron’s annual salary rate is $260,000, Mr. Elsberry’s annual salary rate is $176,800, and Mr. Dubose annual salary rate is $249,600.  Messrs. Heilbron and Elsberry’s Employment Agreements each have a three-year term, while Mr. Dubose’s Employment Agreement has a one-year term. The terms will be extended automatically for additional one-year periods unless either the Company or the employee notifies the other party in writing not less than three (3) months prior to the last day of the employment.  The agreements also provide that the executives will be entitled to certain compensation and benefits upon a qualifying termination of employment.

Long-Term Incentive Compensation Awards

Stock awards are issued to our executive officers under our 1999 Incentive Award Plan at the Compensation Committee meeting in December of each year. Such stock awards are effective as of January of the following year. Our stock awards generally vest evenly, on each anniversary of the grant date, over three (3) years or five (5) years. Distributions are paid on the entirety of the grant from the grant date.

As of December 4, 2009 the Board adopted a 401k plan and discontinued the Simple IRA plan effective January 1, 2010.  All employees are eligible to participate except for part time employees.  The Company matches the employee’s elective deferral up to four percent (4%) of the employee’s compensation.  Employees may contribute up to $16,500 of their salary, subject to annual limits under the Internal  Revenue Code of 1986, as amended.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding grants of stock options and grants of unvested stock awards outstanding on the last day of our fiscal year ended December 31, 2010 to each of the executive officers named in the Summary Compensation Table.

	Option Awards (1)					Stock Awards (2)(3)(4)

Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market
			Incentive					Number	or Payout
			Plan			Number		of	Value of
			Awards:			of		Unearned	Unearned
			Number of			Shares		Shares,	Shares,
	Number of	Number of				or	Market	Units or	Units
	Securities	Securities	Securities			Units	Value of	Other	or Other
	Underlying	Underlying	Underlying		Option	That	Shares or	Rights	Rights
	Unexercised	Unexercisable	Unexercised	Option	Expir-	Have	Units That	That Have	That
	Options (#)	Options (#)	Unearned	Exercise	ation	Not	Have Not	Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (3)	Vested (4)	Vested	Vested
Larry G.
Dubose	-	-	-	-	-	4,113	$35,372	-	-

Kenneth W.
Elsberry	-	-	-	-	-	4,113	35,372	-	-

Jack K.
Heilbron	-	-	-	-	-	4,113	35,372	-	-

______________________
(1)	Options were granted in 2005. No options have been granted since 2005.
(2)	The amounts in these columns represent the stock awards held at December 31, 2010 that were granted on January 1, 2009 and 2010.
(3)	Each restricted stock award vest according to the following schedule: 2,713 shares vest on December 31, 2010 and 1,400 shares vest on December 31, 2011.
(4)
Market value has been calculated using $8.60 per share which represents the approximate amount of net proceeds per share received from the offering price of $10 in the Company’s ongoing private placement offering multiplied by the number of outstanding restricted stock awards for each named executive officer.

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct (“Code”) for the Company that applies to all officers and employees, including its principal executive officer, principal financial officer, vice-president finance, and controller.  The Code is posted under the “Company” section of the Company’s web site at www.netreit.com.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2011, relating to the beneficial ownership of the Company’s shares of common stock by (1) each director, director nominee and each executive officer named in the Summary Compensation Table, and (2) all Executive Officers and directors of the Company as a group.  The Company is not aware of any persons who beneficially own more than 5% of our outstanding common stock.  Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.  Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to the Company by these stockholders.

		Number of		% of Total
		Common		Outstanding
Name of Beneficial Owner	Position	Shares		Shares (1)
William H. Allen	Director	60,100	(2)	0.46%
David T. Bruen	Director	12,942	(3)	0.10%
Larry G. Dubose	Officer and Director	23,135	(4)	0.18%
Kenneth W. Elsberry	Officer and Director	44,613	(5)	0.35%
Jack K. Heilbron	Officer and Director	46,011	(6)	0.36%
Sumner J. Rollings	Director	29,049	(7)	0.23%
Thomas E. Schwartz	Director	23,142	(8)	0.18%
Bruce A. Staller	Lead Director	24,132	(9)	0.19%

All Directors and Executive Officers as a Group (8)		263,124		2.03%

(1)
Assumes 12,901,408 shares of common stock issued and outstanding as of March 31, 2010, which includes 109,950 shares of nonvested restricted shares that vest annually during the four years ended December 31, 2015.  As of March 31, 2011, the Company had options to purchase common stock outstanding for 51,579 shares exercisable on or within 60 days of March 31, 2010.

(2)
Includes (i) an aggregate of 565 shares of common stock, (ii) 7,956 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014 and (ii) an option to acquire up to 51,579 Common Shares at a price of $9.30 in exchange for Mr. Allen’s interest in the NetREIT 01 LP.

(3)	Includes an aggregate of 3,279 shares of common stock and 9,663 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014.
(4)	Includes an aggregate of 14,522 shares of common stock and 8,613 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014.
(5)	Includes an aggregate of 36,000 shares of common stock and 8,613 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014.
(6)
Includes (i) an aggregate of 452 shares of common stock held by CI Holding Group, Inc. (“CI Holding”), (ii) 32,732 shares of common stock held by Mr. Heilbron (iii) 8,613  shares on nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014 and (iii) 4,214 shares of common stock held by Ms. Limoges (his wife).

(7)	Includes an aggregate of 20,436 shares of common stock and 8,613 shares of nonvested restricted stock that vests equally annually at December 31, 2011 through 2014.
(8)	Includes an aggregate of 14,529 shares of common stock and 8,613 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014.
(9)	Includes an aggregate of 15,519 shares of common stock and 8,613 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2011 through 2014.

Related Party Transactions

In the last two fiscal years, there have not been any transactions or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any Director, executive officer, holder of 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

It is the Company’s policy that the Audit Committee approve or ratify transactions involving directors, executive officers or principal stockholders or members of their immediate families or entities controlled by any of them or in which they have a substantial ownership interest.  Such transactions include employment of immediate family members of any director or executive officer.  Management advises the Audit Committee on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and SEC rules requires the Company’s officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Insiders”), to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Insiders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Effective with the filing of Form 10 with the Securities and Exchange Commission in May 2008 the officers and directors, and persons who own more than 10% of a registered class of our equity securities were required to file the initial report of ownership and reports of changes in ownership.  We have reviewed copies of reports provided to us, as well as other records and information for the fiscal year ended December 31, 2010. Based on that review, we concluded that the following reports were not timely filed. The Form 4 was filed late for Mr. Sumner Rollings disclosing an April 2010 sale and May 2010 acquisition that transferred shares from direct ownership to both direct and indirect ownership. Upon discovery, these matters were promptly reported.

Other Information Regarding the Company’s Proxy Solicitation

STOCKHOLDER PROPOSALS

           In accordance with Rule 14(a)-8 under the Exchange Act, to be considered for inclusion in the proxy statement relating to the Company’s 2012 Annual Meeting of Stockholders, stockholder proposals must be received no later than December 23, 2011.  To be considered for presentation at the 2012 Annual Meeting, although not included in the Company’s proxy statement, proposals, under our current Bylaws, must generally be received no earlier than March 11, 2012 and no later than April 10, 2012 and must be submitted in accordance with the requirements of our Bylaws.  Proposals that are not received in a timely manner will not be voted on at the 2012 Annual Meeting.  If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.  All stockholder proposals should be marked for the attention of the Secretary of the Company at 1282 Pacific Oaks Place, Escondido, California 92029.

ANNUAL REPORT ON FORM 10-K

This proxy statement incorporates by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  Company Stockholders will be able to view the Proxy Statement and Annual Report over the Internet at http://www.morrowco.com/netreit.htm.  The Company has chosen this option to save the Company the cost of producing and mailing these documents.  Please follow the instructions provided in your Notice of Availability of Proxy Materials or by going to the website http://www.morrowco.com/netreit.htm and following the provided instructions.  The annual report contains important information about the Company and its financial condition that is not included in the Proxy Statement.  If you prefer a paper copy of the proxy materials, you may request one by calling 1-877-849-0763.

BY ORDER OF THE BOARD OF DIRECTORS

KATHRYN RICHMAN,
Corporate Secretary
Dated:  April 21, 2011